UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2021

EMBARK TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39881	86-3343695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  424 Townsend Street
San Francisco, CA 94107

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415)671-9628

  NORTHERN GENESIS ACQUISITION CORP. II

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EMBK	The Nasdaq Stock Market LLC

Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	EMBKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “Embark Technology” and the “Company” refer to Embark Technology, Inc., a Delaware corporation, and its consolidated subsidiaries. All references herein to the “Board” refer to the board of directors of Embark Technology. Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy and such definitions are incorporated herein by reference.

Merger Transaction

As previously announced, Northern Genesis Acquisition Corp. II (“NGA” and, after the Closing (as defined below), “Embark Technology”), a Delaware corporation, previously entered into an agreement and plan of merger, dated as of June 22, 2021 (the “Merger Agreement”), by and among NGA, NGAB Merger Sub Inc., a Delaware corporation (“Merger Sub”), and Embark Trucks Inc., a Delaware corporation (“Embark Trucks”).

On November 10, 2021, as contemplated by the Merger Agreement and described in the section titled “Proposal No.1 — The Business Combination Proposal” beginning on page 65 of the final prospectus and definitive proxy statement, dated October 18, 2021 (the “Proxy”) and filed with the Securities and Exchange Commission (the “SEC”), NGA consummated the merger transaction contemplated by the Merger Agreement (the “Closing”), whereby Merger Sub merged with and into Embark Trucks, the separate corporate existence of Merger Sub ceasing and Embark Trucks being the surviving corporation and a wholly owned subsidiary of NGA (the “Merger” and, together with the related transactions contemplated by the Merger Agreement, the “Business Combination”). In connection with the consummation of the Business Combination, NGA changed its name to “Embark Technology, Inc.” (“Embark Technology”). The shares of Class A common stock, par value $0.0001 per share, of NGA (the “NGA Class A common stock”) and redeemable warrants to acquire one share of NGA Class A common stock (the “NGA warrants”) became shares of Embark Technology Class A Common Stock or Embark Technology warrants, as applicable, upon consummation of the Business Consummation.

Immediately prior to the Effective Time (as defined below), NGA amended and restated its Amended and Restated Certificate of Incorporation (as amended and restated, the “Embark Technology Charter”) to implement a new dual-class capital structure with (i) shares of Class A common stock, par value $0.0001 per share (“Embark Technology Class A Common Stock”), carrying voting rights of one vote per share, and (ii) shares of Class B common stock, par value $0.0001 per share (“Embark Technology Class B Common Stock” and collectively with the Embark Technology Class A Common Stock, “Embark Technology Common Stock”), carrying voting rights of ten votes per share. Each share of NGA Common Stock issued and outstanding at the time of effectiveness of the Embark Technology Charter was automatically reclassified as a share of Embark Technology Class A Common Stock.

At the effective time of the Merger (the “Effective Time”), each share of Embark Trucks common stock, par value $0.00001 per share (“Embark Trucks common stock”) outstanding as of immediately prior to the Effective Time (including shares of Embark Trucks common stock resulting from the conversion of Embark Trucks preferred stock prior to the Merger, but excluding (i) any shares of Embark Trucks common stock subject to Embark Awards (as described below), (ii) any shares of Embark Trucks common stock as to which appraisal rights were properly exercised in accordance with Delaware law and (iii) shares of Embark Trucks common stock held by Embark Trucks as treasury stock) were converted into a right to receive a number of shares of Embark Technology Common Stock at a rate of 2.98300687596923 shares of Embark Technology Common Stock for each share of Embark Trucks common stock (the “Exchange Ratio”). With respect to the Embark Trucks Awards (as defined below), all (i) options to purchase shares of Embark Trucks common stock, (ii) restricted stock units based on shares of Embark Trucks common stock and (iii) restricted shares of Embark Trucks common stock outstanding as of immediately prior to the Effective Time (collectively, the “Embark Trucks Awards”) were converted into (a) options to purchase shares of Embark Technology Class A Common Stock (“Embark Technology Options”), (b) restricted stock units based on shares of Embark Technology Class A Common Stock (“Embark Technology RSUs”) and (c) restricted shares of Embark Technology Class A Common Stock (“Embark Technology Restricted Stock”), respectively.

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Subscription Agreements

As previously announced, on June 22, 2021, concurrently with the execution of the Merger Agreement, NGA entered into subscription agreements, pursuant to which certain accredited investors (the “PIPE Investors”) agreed to purchase an aggregate of 16,000,000 shares of NGA Class A common stock that became shares of Embark Technology Class A Common Stock upon the consummation of the Business Combination (the “PIPE Financing”), for a price of $10.00 per share for an aggregate commitment of $160 million in the PIPE Financing. In addition, pursuant to certain forward purchase agreements previously entered into by NGA, on April 21 2021 (the “Forward Purchase Agreements”), certain investors (the “FPA PIPE Investors”) agreed to purchase, and NGA agreed to sell to the FPA PIPE Investors, an aggregate of 4,000,000 units of NGA, each consisting of one share of Embark Technology Class A Common Stock and one-sixth of a warrant to purchase one share of Embark Technology Class A Common Stock (the “PIPE Units”), for a purchase price of $10.00 per unit and $40 million in the aggregate, in the PIPE Financing.

Immediately after giving effect to the Business Combination and the PIPE Financing, there were 362,474,085 shares of Embark Technology Class A Common Stock, 87,078,981 shares of Embark Technology Class B Common Stock and 22,486,667 Embark Technology warrants outstanding. Upon the consummation of the Business Combination, the NGA Class A common stock and NGA warrants ceased trading on the New York Stock Exchange and on November 11, 2021, Embark Technology’s Class A common stock and warrants began trading on The Nasdaq Stock Market LLC under the symbols “EMBK” and “EMBKW,” respectively.

Item 1.01. Entry into a Material Definitive Agreement.

Registration Rights Agreement

In connection with the Closing, Embark Technology entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”) among Embark Technology, Northern Genesis Sponsor II LLC, a Delaware limited liability company (the “Sponsor”), and certain former Embark Trucks stockholders (such stockholders, together with their respective Permitted Transferees (as defined in the Registration Rights Agreement), the “Embark Trucks Holders”). The Registration Rights Agreement, subject to the terms thereof, requires Embark Technology to, among other things, file a resale shelf registration statement on behalf of the Sponsor and the Embark Trucks Holders and their respective permitted transferees within thirty (30) calendar days following the Closing. The Registration Rights Agreement also provides for certain demand rights and piggyback registration rights in favor of each of the Sponsor and the Embark Trucks Holders and their respective permitted transferees, subject to customary underwriter cutbacks. Embark Technology will agree to pay certain fees and expenses relating to registrations under the Registration Rights Agreement.

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The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Sponsor Support Agreement

As described in the Proxy, in connection with the execution of the Merger Agreement, the Sponsor entered into an agreement (the “Sponsor Support Agreement”) with Embark Trucks and NGA pursuant to which the Sponsor agreed, among other things, to not to (i) transfer any of its shares of Embark Technology Class A Common Stock or warrants for certain periods of time as set forth in the Sponsor Support Agreement, subject to certain customary exceptions or (ii) enter into any voting arrangement that was inconsistent with the commitment under the Sponsor Support Agreement to vote in favor of the approval and adoption of the Business Combination. Pursuant to the Sponsor Support Agreement, Sponsor forfeited 311,904 shares of NGA Class A common stock purchased by the Sponsor prior to the time of NGA's initial public offering (the “Founder Shares”) in connection with the Forward Purchase Agreement investment.

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Bylaws

Lock-up Provisions

As described in the Proxy, the amended and restated bylaws of Embark Technology (the “Embark Technology Bylaws”) provide that the holders of the Embark Technology Common Stock issued (a) pursuant to the Merger, as consideration for common stock or other securities of Embark Trucks outstanding immediately prior to the closing of the Merger or (b) to directors, officers and employees of Embark Trucks upon the settlement or exercise of restricted stock units, stock options or other equity awards outstanding as of immediately following the closing of the Merger in respect of Embark Trucks Awards outstanding immediately prior to the closing of the Merger, may not transfer any (x) shares of Embark Trucks Common Stock held by such holders immediately following the closing of the Merger (other than shares of common stock acquired in the public market or pursuant to a transaction exempt from registration under the Securities Act, pursuant to a subscription agreement where the issuance of common stock occurs on or after the closing of the Merger) and any shares of Embark Technology Common Stock received upon the settlement or exercise of restricted stock units, stock options or other equity awards outstanding as of immediately following the closing of the Merger in respect of Embark Trucks Awards outstanding immediately prior to the closing of the Merger; provided, that, for clarity, shares of Embark Technology Class A Common Stock issued in connection with the PIPE Financing shall not constitute securities subject to the foregoing lock-up; and (y) any securities of Embark Technology that are issued in respect of or upon any conversion, exercise or exchange of any securities subject to the foregoing lock-up, including as a result of any stock split, reverse stock split, stock dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other similar change, in each case, until the date that is 180 days after (and excluding) the Closing, subject to (i) an early lock-up release based on the price of the shares of Embark Technology Class A Common Stock, and (ii) an early lock-up release in the event that the lock-up would have otherwise expired during certain black-out dates with respect to trading.

Indemnification Agreements

On the Closing Date, Embark Technology entered into indemnification agreements with each of its directors and executive officers.

Each indemnification agreement provides for indemnification and advancements by Embark Technology of certain expenses and costs relating to claims, suits or proceedings arising from each director or executive officer’s service to Embark Technology, or, at Embark Technology’s request, service as directors or officers of other entities, in each case, to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.9 and is incorporated herein by reference.

Embark Technology, Inc. 2021 Incentive Award Plan

On November 10, 2021, the Embark Technology, Inc. 2021 Incentive Award Plan (the “Embark Technology 2021 Plan”) became effective. At the special meeting of the NGA shareholders held on November 9, 2021 (the “Special Meeting”), the NGA shareholders approved the Embark Technology 2021 Plan. The Embark Technology 2021 Plan provides for the grant of stock options, including incentive stock options and nonqualified stock options, stock appreciation rights, restricted stock, dividend equivalents, restricted stock units and other stock or cash-based awards. Employees, consultants and directors, and employees and consultants of Embark Technology and its subsidiaries may be eligible to receive awards under the Embark Technology 2021 Plan. The Embark Technology 2021 Plan is administered by the Board or a committee of the Board, to which authority is delegated by the Board referred to herein as the “plan administrator,” subject to the limitations imposed under the Embark Technology 2021 Plan, Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stock exchange rules and other applicable laws. The plan administrator has the authority to take all actions and make all determinations under the Embark Technology 2021 Plan, to interpret the Embark Technology 2021 Plan and award agreements, to correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Embark Technology 2021 Plan or any award, to institute and determine the terms and conditions of any exchange program, and to adopt, amend and repeal rules for the administration of the Embark Technology 2021 Plan as it deems advisable. The plan administrator also has the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the Embark Technology 2021 Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the Embark Technology 2021 Plan.

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The aggregate number of shares of Embark Technology Common Stock available for issuance under the 2021 Plan, which may be issued shall not exceed the sum of (i) 58,713,535 shares of Embark Technology Class A Common Stock and (ii) annual increases beginning January 1, 2022 and ending on and including January 1, 2031 of 5% of the aggregate number of shares of Embark Technology Class A Common Stock outstanding on the last day of the preceding calendar year (or a lesser number determined by the Board prior to the date of the annual increase). The maximum number of Shares of Embark Technology Class A Common Stock that may be issued on the exercise of incentive stock options under the Embark Technology 2021 Plan is 58,713,535 shares.

A more complete summary of the terms of the Embark Technology 2021 Plan is set forth beginning on page 105 of the Proxy, in the section titled “Proposal No. 5 — The Incentive Plan Proposal.” That summary and the foregoing description of the Embark Technology 2021 Plan are qualified in their entirety by reference to the text of the Embark Technology 2021 Plan, which is filed as Exhibit 10.16 hereto and incorporated herein by reference.

Embark Technology, Inc. 2021 Employee Stock Purchase Plan

On November 10, 2021, the Embark Technology, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”) became effective. At the Special Meeting, the NGA shareholders approved the ESPP.

The ESPP is comprised of two distinct components in order to provide increased flexibility to grant options to purchase shares under the ESPP. Specifically, the ESPP authorizes (1) the grant of options that are intended to qualify for favorable U.S. federal tax treatment under Section 423 of the Code (the “Section 423 Component”) and (2) the grant of options that are not intended to be tax-qualified under Section 423 of the Code (the “Non-Section 423 Component”). All of Embark Technology’s employees are expected to be eligible to participate in the ESPP. However, with respect to the Section 423 Component, an employee may not be granted rights to purchase stock under the ESPP if the employee, immediately after the grant, would own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of Embark Technology’s common stock. Unless otherwise determined by the Board, the ESPP is administered by the compensation committee of the Board (or another committe or subcommittee of the Board), referred to herein as the “ESPP administrator.”

The maximum number of shares of Embark Technology Class A Common Stock that may be issued under the ESPP is 11,742,707 shares. Additionally, the number of shares of Embark Technology Class A Common Stock reserved for issuance under the ESPP will automatically increase on January 1st of each year, beginning on January 1, 2022 and continuing through and including January 1, 2031, by the lesser of (i) 1% of the total number of shares of Embark Technology Class A Common Stock outstanding on December 31st of the preceding calendar year, or (ii) such lesser number of shares of Embark Technology as determined by the Board. Shares subject to purchase rights granted under the ESPP that terminate without having been exercised in full will not reduce the number of shares available for issuance under the ESPP. The maximum number of Shares of Embark Technology Class A Common Stock that may be issued or transferred pursuant to rights granted under the Section 423 Component is 117,427,070 shares.

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A more complete summary of the terms of the ESPP is set forth beginning on page 113 of the Proxy in the section titled “Proposal No.6: The Employee Stock Purchase Plan Proposal.” That summary and the foregoing description of the ESPP are qualified in their entirety by reference to the text of the ESPP, which is filed as Exhibit 10.17 hereto and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth under “Introductory Note — Merger Transaction” above is incorporated into this Item 2.01 by reference.

Forward-Looking Statements

This Current Report on Form 8-K, and some of the information incorporated herein by reference, includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of Embark Technology. These statements are based on the beliefs and assumptions of the management of Embark Technology. Although Embark Technology believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, it cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes”, “estimates”, “expects”, “projects”, “forecasts”, “may”, “will”, “should”, “seeks”, “plans”, “scheduled”, “anticipates” or “intends” or similar expressions. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements about:

•	the ability of Embark Technology to realize the benefits expected from the Business Combination;

•	the ability to maintain the listing of Embark Technology Class A Common Stock on Nasdaq;

•	Embark Technology’s ability to raise financing in the future;

•	the impact of the regulatory environment and complexities with compliance related to such environment;

•	Embark Technology’s ability to retain or recruit, or adapt to changes required in, its founders, senior executives, key personnel or directors;

•	Embark Technology’s ability to effectively manage its growth;

•	the impact of the COVID-19 pandemic;

•	the ability of Embark Technology to maintain an effective system of internal controls over financial reporting;

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•	the nature of autonomous driving as an emerging technology;

•	Embark Technology’s limited operating history;

•	the acceptance of Embark Technology’s technology by users and stakeholders in the freight transportation industry;

•	the expected success of Embark Technology’s business model, including its ability to maintain and develop customer relationships

•	the ability of Embark Technology to maintain a successful manufacturer-agnostic approach to its technology

•	the ability of Embark Technology to achieve and maintain profitability in the future; and

•	other factors detailed in the Proxy in the section entitled “Risk Factors,” which is incorporated herein by reference.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this Current Report on Form 8-K and in any document incorporated by reference are more fully described under the heading “Risk Factors” and elsewhere in the Proxy, which is incorporated herein by reference. The risks described in the Proxy under the heading “Risk Factors” are not exhaustive. Other sections of the Proxy describe additional factors that could adversely affect the business, financial condition or results of operations of Embark Technology. New risk factors emerge from time to time and it is not possible to predict all such risk factors, Embark Technology assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements made by Embark Technology or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. Embark Technology undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Business

The business of NGA prior to the Business Combination is described in the Proxy in the section titled “Information About NGA” and that information is incorporated herein by reference. The business of Embark Technology is described in the Proxy in the section titled “Information about Embark” and that information is incorporated herein by reference.

Risk Factors

The risk factors related to Embark Technology’s business and operations are set forth in the Proxy in the section titled “Risk Factors” and that information is incorporated herein by reference.

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Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of NGA and Embark Trucks. Reference is further made to the disclosure contained in the Proxy in the sections titled “Management's Discussion and Analysis of Financial Condition and Results of Operations of NGA”, and “Management's Discussion and Analysis of Financial Condition and Results of Operations of Embark”, which are incorporated herein by reference. Reference is further made to the disclosure contained in NGA's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 and filed with the SEC on November 10, 2021 (“NGA's 10-Q”) in the section titled “Management's Discussion and Analysis of Financial Condition and Results of Operations”, which is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations for Embark Trucks for the nine months ended September 30, 2021 is filed herewith as Exhibit 99.3 and incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of NGA for the nine months ended September 30, 2021 is described in NGA’s 10-Q in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Proxy in the section titled “Embark’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk”, which is incorporated herein by reference.

Reference is also made to the disclosure contained in NGA’s 10-Q in the section titled “Quantitative and Qualitative Disclosures About Market Risk,” which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of Embark Technology Common Stock as of the closing date of the Business Combination (the “Closing Date”) by:

•	each person who is a named executive officer or director of Embark Technology;

•	all executive officers and directors of Embark Technology as a group; and

•	each person who is a beneficial owner of more than 5% of Embark Technology Class A Common Stock or Embark Technology Class B Common Stock.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Unless otherwise indicated, Embark Technology believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

The beneficial ownership of Embark Technology Common Stock is based on 362,474,085 shares of Embark Technology Class A Common Stock, 87,078,981 shares of Embark Technology Class B Common Stock and 22,486,667 public warrants to purchase shares of Embark Technology Class A Common Stock issued and outstanding as of the Closing Date.

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Name and Address of Beneficial Owner(1)	Number of Shares of Class A Common Stock	%	Number of Shares of Class B Common Stock	%
5% Holders
Entities Affiliated With Sequoia Capital(2)	53,144,138	14.7%	—	—
Data Collective IV, L.P.(3)	63,720,154	17.6%	—	—
Entities Affiliated with YCombinator(4)	27,913,857	7.7%	—	—
Directors and Executive Officers			—	—
Alex Rodrigues(5)	—	—	50,034,332	57.5%
Brandon Moak(6)	—	—	37,044,649	42.5%
Richard Hawwa	—	—	—	—
Siddhartha Venkatesan	—	—	—	—
Elaine Chao	279,657	*	—	—
Pat Grady(7)	53,886,635	14.9%	—	—
Patricia Chiodo	1,460	*	—	—
Ian Robertson(8)	18,724,763	5.0%	—	—
All directors and officers as a group (eight individuals)	72,892,515	20.0%	87,078,981	100.0%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 424 Townsend Street, San Francisco, CA 94107.

(2)	Consists of (i) 18,679,330 shares of Embark Technology Class A Common Stock held of record by Sequoia Capital U.S. Growth Fund VII, L.P. (“GFVII”); (ii) 1,106,850 shares of Embark Technology Class A Common Stock held of record by Sequoia Capital U.S. Growth VII Principals Fund, L.P. (“GFVII PF”, and collectively with GFVII, the “GFVII Funds”); (iii) 25,631,605 shares of Embark Technology Class A Common Stock held of record by Sequoia Capital U.S. Venture Fund XV, L.P. (“SC XV”); (iv) 1,542,608 shares of Embark Technology Class A Common Stock held of record by Sequoia Capital U.S. Venture Partners Fund XV (Q), L.P. (“STPQ XV”); (v) 554,099 shares of Embark Technology Class A Common Stock held of record by Sequoia Capital U.S. Venture Partners Fund XV, L.P. (“STP XV”); and (vi) 5,629,646 shares of Embark Technology Class A Common Stock held of record by Sequoia Capital U.S. Venture XV Principals Fund, L.P. (“SC XV PF”, and collectively with SC XV, STPQ XV and STP XV, the “SC XV Funds”). SC US (TTGP), Ltd. is (i) the general partner of SC U.S. Growth VII Management, L.P., which is the general partner of each of the GFVII Funds, and (ii) the general partner of SC U.S. Venture XV Management, L.P., which is the general partner of each of the SC XV Funds. The directors and stockholders SC U.S. Venture XV Management, L.P. who exercise voting and investment discretion with respect to the SC XV Funds include Douglas Leone, Roelof Botha, Alfred Lin and James Goetz. The directors and stockholders of SC US (TTGP), Ltd. who exercise voting and investment discretion with respect to the GFVII Funds include Pat Grady, one of Embark Technology’s director nominees. The directors and stockholders of SC US (TTGP), Ltd. who exercise voting and investment discretion with respect to the GFVII Funds include Douglas Leone, Roelof Botha, Pat Grady, Carl Eschenback and James Goetz. Mr. Grady expressly disclaims beneficial ownership of the shares held by the GF VII Funds. The address for each of the Sequoia Capital entities identified in this footnote is 2800 Sand Hill Road, Suite 101, Menlo Park, California 94025.

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(3)	Consists of 63,720,154 shares of Embark Technology Class A Common Stock held of record by Data Collective IV, L.P. Data Collective IV GP, LLC, or DCVC IV GP, is the general partner of Data Collective IV, L.P. (“DCVC IV”). Zachary Bogue and Matthew Ocko are the managing members of DCVC IV GP. Zachary Bogue and Matthew Ocko exercise voting and dispositive power over the shares held by DCVC IV. The address of the entities listed herein is 270 University Avenue, Palo Alto, California 94301.

(4)	Consists of (i) 9,601,126 shares of Embark Technology Class A Common Stock to be held of record by Y Combinator Continuity Holdings I, LLC; (ii) 12,123,166 shares of Embark Technology Class A Common Stock to be held of record by Y Combinator Investments, LLC Series W 16; (iii) 3,546,851 shares of Embark Technology Class A Common Stock held of record by YC Holdings II, LLC; and (iv) 2,642,714 shares of Embark Technology Class A Common Stock to be held of record by YCVC Fund I, L.P. Power to exercise voting and investment decisions with respect to each such entity is held by of Jonathan Levy, Kirsty Nathoo and Geoff Ralston. The address for each of the entities identified in this footnote is 335 Pioneer Way, Mountain View, CA 94041.

(5)	Consists of shares Embark Technology Class B Common Stock held by Mr. Rodrigues as grantor-trustee of the Alex Rodrigues Living Trust. Does not include 37,044,649 shares of Class B Common Stock held by Brandon Moak over which Mr. Rodriguez exercises voting rights pursuant to the Proxy Agreement (as defined below).

(6)	Consists of shares Embark Technology Class B Common Stock held by Mr. Moak as grantor-trustee of the Brandon Moak Living Trust. Pursuant to the proxy voting agreement, dated November 10, 2021, (the “Proxy Agreement”), Mr. Moak has granted Alex Rodrigues an irrevocable proxy to vote all shares of Class B Common Stock held by Mr. Moak on all matters submitted to a vote of stockholders of Embark Technology at an annual or special meeting of stockholders or through the solicitation of a written consent of stockholders (whether of any individual class of stock or of multiple classes of stock voting together) other than with respect to certain expected matters as provided in the Proxy Agreement, for so long the agreement is in effect and Mr. Rodrigues has a higher number of Class B Common Stock shares than Mr. Moak.

(7)	Consists of (a) 742,497 shares of Embark Technology Class A Common Stock held by Mr. Grady and (b) shares listed in footnote 3 above to be held of record by entities affiliated with Sequoia Capital. Mr. Grady, one of Embark Technology’s director nominees, is a partner of Sequoia Capital and, therefore, may be deemed to exercise voting and investment discretion with respect to the shares listed in footnote 3 above. Mr. Grady disclaims beneficial ownership of the shares held by the Sequoia Capital entities.

(8)	Northern Genesis Sponsor II LLC, the Sponsor, is the record holder of these shares. Messrs. Robertson, together with other individuals, serve as Managing Members of the Sponsor and accordingly exercise voting and dispositive power over such shares. The address for these stockholders is 4801 Main Street, Suite 1000 Kansas City, Missouri 64112.

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Directors and Executive Officers

The Company’s directors and executive officers after the consummation of the Transactions are described in the Proxy in the section titled “Management of Embark Technology Following the Business Combination” and that information is incorporated herein by reference.

Director Independence

Information with respect to the independence of the Company’s directors is set forth in the Proxy in the section titled “Management of Embark Technology Following the Business Combination — Corporate Governance — Director Independence” and that information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the committees of the Board immediately after the Closing is set forth in the Proxy in the section titled “Management of Embark Technology Following the Business Combination — Corporate Governance — Committees of Board of Directors” and that information is incorporated herein by reference.

Executive Compensation

A description of the compensation of the named executive officers of NGA before the consummation of the Business Combination and the named executive officers of Embark Technology after the consummation of the Business Combination is set forth in the Proxy in the section titled “Executive Compensation” and that information is incorporated herein by reference.

On June 28, 2021, the board of directors of Embark Trucks approved a program that will grant performance-vesting restricted stock units to Alex Rodrigues and Brandon Moak. Such restricted stock units collectively represent a right to receive up to an aggregate amount of shares equal to 10% of the fully-diluted shares as of the date of the approval of the grants by the board of directors of Embark Trucks under such program. Such restricted stock units are eligible to vest in equal installments upon achievement of escalating share price thresholds intended to represent an increase in Embark Trucks’ valuation to 2.0x, 3.5x, 5.0x, 6.5x, 8.0x and 10.0x of its pre-money valuation in the context of the Business Combination (calculated based on the 90-day volume weighted average price or, in the event of a change in control, the fair market value based on the terms of such change in control) following the first anniversary of the consummation of the Business Combination, and subject to certain other terms and conditions, including certain specified treatment in the event of change of control or change in role of either Mr. Rodrigues or Mr. Moak, as applicable.

Reference is made to the disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under the headings “Embark Technology, Inc. 2021 Incentive Award Plan” and “Embark Technology, Inc. 2021 Employee Stock Purchase Plan,” which is incorporated herein by reference.

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Director Compensation

None of Embark Trucks’ directors for the fiscal year ended December 31, 2020 or any prior fiscal years have received any compensation for their services as a director. In 2021, Elaine Chao commenced her services as a non-employee director and received a grant of stock options to purchase shares of Embark Technology’s Common Stock, which vest in equal monthly installments over the first 48 months of her continuous service, subject to certain acceleration to the extent she terminates her service due to her acceptance of a qualifying governmental position. In addition, Ms. Chao is entitled to an annual cash retainer of $125,000, payable in quarterly installments. Further, in 2021, Patricia Chiodo commenced her services as a non-employee director and is expected to receive a grant of restricted stock units with a grant date value of $175,000, which vest in equal monthly installments over the first 48 months of her continuous service. Ms. Chiodo may also be entitled to future annual equity awards with a grant date value of $175,000 each, which will vest in equal monthly installments over 12 months following grant. In addition, Ms. Chiodo is entitled to an annual cash retainer of $75,000, payable in quarterly installments. Subject to our agreements with Ms. Chao and Ms. Chiodo we did not have a non-employee director compensation program in place upon Closing of the Business Combination. Embark Technology intends to adopt a non-employee compensation program consistent with market practices to the extent appropriate.

A description of the compensation of the directors of NGA before the consummation of the Business Combination and is set forth in the Proxy in the sections titled “Executive Compensation — NGA” “Executive Compensation — Embark — Director Compensation”, respectively, and that information is incorporated herein by reference.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions of the Company are described in the Proxy in the section titled “Certain Relationships and Related Person Transactions” and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy titled “Information About NGA—Legal Proceedings” and “Information About Embark —Legal Proceedings” and that information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Information about the ticker symbol, number of stockholders and dividends for NGA’s securities is set forth in the Proxy in the section titled “Market Price and Dividend Information” and such information is incorporated herein by reference.

As of the Closing Date, there were approximately 144 holders of record of Embark Technology’s Class A common stock, two holders of record of Embark Technology’s Class B common stock and approximately 16 holders of record of Embark Technology’s warrants to purchase Embark Technology Class A Common Stock.

Embark Technology’s Class A common stock and warrants began trading on Nasdaq under the symbols “EMBK” and “EMBKW”, respectively, on November 11, 2021. NGA’s public units automatically separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from the New York Stock Exchange.

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Embark Technology has not paid any cash dividends on shares of its Class A common stock to date. The payment of cash dividends in the future will be dependent upon it revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Board.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by NGA of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of Embark Technology’s securities is contained in the Proxy in the section titled “Description of Embark Technology Securities” and that information is incorporated herein by reference.

Immediately following the Closing, there were 362,474,085 shares of Embark Technology Class A Common Stock issued and outstanding, held of record by 144 holders; 87,078,981 shares of Embark Technology Class B Common Stock issued and outstanding, held of record by two holders; no shares of preferred stock outstanding; and 22,486,667 Embark Technology warrants outstanding held of record by 16 holders. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

Indemnification of Directors and Officers

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Transaction Consideration

The information set forth in the “Introductory Note—PIPE Investment” above is incorporated into this Item 3.02 by reference.

The shares of NGA Class A common stock issued to the PIPE Investors and the FPA PIPE Investors became shares of Embark Technology Class A Common Stock upon consummation of the Business Combination. The shares issued by NGA to the PIPE Investors and the FPA PIPE Investors in the private placement on the Closing Date were issued pursuant to and in accordance with the exemption from registration under the Securities Act under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act.

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Item 3.03. Material Modification to Rights of Security Holders.

Upon the consummation of the Business Combination, Embark Technology adopted the Embark Technology Charter. The material terms Embark Technology Charter and the general effect upon the rights of holders of NGA’s capital stock are discussed in the Proxy in the sections titled “Proposal No.2  —  The Charter Proposals” beginning on page 95, and “Comparison of Corporate Governance and Stockholder Rights ” beginning on page 221, which are incorporated by reference herein.

As disclosed below in Item 8.01, in accordance with Rule 12g-3(a) under the Securities Exchange Act, Embark Technology is the successor issuer to NGA and has succeeded to the attributes of NGA as the registrant. In addition, the shares of common stock of Embark Technology, as the successor to NGA, are deemed to be registered under Section 12(b) of the Exchange Act.

Second Amended and Restated Certificate of Incorporation (Embark Technology Charter)

Upon consummation of the Business Consummation, NGA’s amended and restated certificate of incorporation, was replaced with the Embark Technology Charter, which, among other things:

(a) increases the total number of authorized shares of capital stock to 4,110,000,000 shares of common stock, including 4,000,000,000 shares of Embark Technology Class A Common Stock, par value $0.0001 per share, 100,000,000 shares of Embark Technology Class B Common Stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share;

(b) approves the provisions authorizing holders of shares of Embark Technology Class A Common Stock to cast one vote per share of Embark Technology Class A Common Stock and holders of shares of Embark Technology Class B Common Stock to cast ten votes per share of Embark Technology Class B Common Stock on each matter properly submitted to Embark Technology’s stockholders entitled to vote;

(c) authorizes the provisions permitting that the number of directors on the Board be fixed from time to time solely by resolution of the Board, and dividing the Board into three classes;

(d) amends the terms for the authorizations providing for the increase and decrease of Embark Technology capital stock; and

(e) provides for certain additional changes, including, among other things, removing certain provisions related to NGA’s status as a blank check company.

The shareholders of NGA approved these amendments at the Special Meeting. This summary is qualified in its entirety by reference to the text of the second amended and restated certificate of incorporation, which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Amended and Restated Bylaws

Upon the closing of the Business Combination, the NGA’s bylaws were amended and restated to be consistent with the Embark Technology Charter and to make certain other changes that Embark Technology’s board of directors deemed appropriate for a public operating company. This summary is qualified in its entirety by reference to the text of the amended and restated bylaws, which is included as Exhibit 3.2 hereto and incorporated herein by reference.

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Item 4.01. Change in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On the Closing Date, the Audit Committee of the Board approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. Marcum LLP (“Marcum”) served as independent registered public accounting firm of NGA prior to the consummation of the Business Combination. Accordingly, Marcum was informed that it would be replaced by Deloitte as the Company’s independent registered public accounting firm.

The reports of Marcum on NGA’s, the Company’s legal predecessor, balance sheet as of December 31, 2020 and the statements of operations, changes in stockholder’s equity and cash flows for the period from September 25, 2020 (date of inception) through December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from September 25, 2020 (date of inception) through December 31, 2020 and the subsequent interim period through the Closing Date, there were no disagreements between NGA and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on NGA’s financial statements for such period.

During the period from September 25, 2020 (date of inception) through December 31, 2020 and the subsequent interim period through the Closing Date, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act, except for material weaknesses related to the accounting for complex financial instruments as disclosed in the Company's Quarterly Report on Form 10-Q for the period ending September 30, 2021 and the Current Report on Form 8-K, dated November 17, 2021).

During the period from September 25, 2020 (date of inception) to the date the Board approved the engagement of Deloitte as the Company’s independent registered public accounting firm, NGA did not consult with Deloitte on matters that involved the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on NGA’s consolidated financial statements or any other matter that was either the subject of a disagreement or reportable event.

The Company has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter, dated November 17, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01. Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy in the section titled “Proposal No. 1 —The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Immediately after giving effect to the Business Combination, there were 362,474,085 shares of Embark Technology Class A Common Stock outstanding, 87,078,981 shares of Embark Technology Class B Common Stock outstanding and 14,753,330 warrants to purchase shares of Embark Technology Class A Common Stock outstanding. As of such time, Embark Technology’s executive officers and directors and their affiliated entities held 75.79% of the total voting power of Embark Technology’s outstanding capital stock.

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Upon the Closing, and in accordance with the terms of the Merger Agreement, certain executive officer of NGA and Merger Sub, ceased serving in such capacities; Paul Dalglish, Chris Jarratt, Ken Manget, Robert Schaefer, and Brad Sparkes ceased serving on NGA’s board of directors. Alex Rodrigues, Brandon Moak, Elaine Chao, Pat Grady, and Patricia Chiodo were appointed as directors of the Company, and Ian Robertson continued to serve in the Board, each will serve until the annual meeting of stockholders in which their class of directors are subject to a vote and until their successors are elected and qualified.

Upon the consummation of the Business Combination, the Company established the following three committees of the Board: audit committee, compensation committee and nominating and corporate governance committee. Ms. Chiodo, Ms. Chao and Mr. Robertson were appointed to serve on the Company’s audit committee, with Ms. Chiodo serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K. Mr. Grady, and Ms. Chiodo were appointed to serve on the Company’s compensation committee. Mr. Grady, Mr. Robertson and Mr. Rodrigues were appointed to serve on the Company’s nominating and corporate governance committee.

Additionally, upon consummation of the Business Combination, Mr. Rodrigues was appointed as the Company’s Chief Executive Officer; Mr. Moak was appointed as Chief Technology Officer; Richard Hawwa was appointed as Chief Financial Officer; and Siddhartha Venkatesan was appointed as Chief Legal Officer and Secretary.

Reference is made to the disclosure described in the Proxy in the section titled “Management of Embark Technology Following the Business Combination” beginning on page 198 for biographical information about each of the directors and officers following the Transactions, which is incorporated herein by reference.

The information set forth under Item 1.01. “Entry into a Material Definitive Agreement—Indemnification Agreement”, “—Embark Technology, Inc. 2021 Incentive Award Plan” and “—Embark Technology, Inc. Employee Stock Purchase Plan” of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an “initial business combination” as required by NGA’s organizational documents, NGA ceased to be a shell company upon the closing of the Business Combination. The material terms of the Business Combination are described in the section titled “Proposal No. 1 — The Business Combination Proposal” beginning on page 65, of the Proxy, and is incorporated herein by reference.

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Item 8.01. Other Events.

By operation of Rule 12g-3(a) under the Exchange Act, the Company is the successor issuer to NGA and has succeeded to the attributes of NGA as the registrant, including NGA’s SEC file number (001-39881) and CIK Code (0001827980). The Company’s Class A common stock and public warrants are deemed to be registered under Section 12(b) of the Exchange Act, and the Company will hereafter file reports and other information with the SEC using NGA’s SEC file number (001-39881).

The Company’s Class A common stock and public warrants are listed for trading on The Nasdaq Stock Market LLC under the symbols “EMBK” and “EMBKW,” respectively, and the CUSIP numbers relating to the Company’s Class A common stock and public warrants are 29079J103 and 29079J111, respectively.

Holders of uncertificated shares of NGA’s Class A common stock immediately prior to the Business Combination have continued as holders of shares of uncertificated shares of Embark Technology Class A Common Stock.

Holders of NGA’s shares who have filed reports under the Exchange Act with respect to those shares should indicate in their next filing, or any amendment to a prior filing, filed on or after the Closing Date that the Company is the successor to NGA.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed financial statements of Embark Trucks Inc., as of June 30, 2021, and for the six months ended June 30, 2021 and 2020, and the financial statements of Embark Trucks Inc. as of and for the years ended December 31, 2020 and 2019, the related notes and the report of independent registered public accounting firm thereto are set forth in the Proxy beginning on page F-40 and are incorporated herein by reference. The unaudited condensed financial statements of Embark Trucks Inc. as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020 and the related notes thereto are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed consolidated financial statements of NGA as of September 30, 2021 and for the nine months ended September 30, 2021 and the related notes thereto are set forth in NGA's 10-Q beginning on page 1 and are incorporated herein by reference. In the Current Report on Form 8-K, dated November 17, 2021, the Company clarified that adjustments included in the notes to the financial statements as part of NGA's 10-Q for the period ended September 30, 2021 that were referred to as “revisions” should have been identified as “restatements” of previously issued financial statements. Such 8-K is incorporated herein by reference.

(b) Pro forma financial information.

Certain pro forma financial information of the Company as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

2.1†	Agreement and Plan of Merger, dated as of June 22, 2021, by and among Northern Genesis Acquisition Corp. II, NGAB Merger Sub Inc. and Embark Trucks Inc. (incorporated by reference to Exhibit 2.1 of NGA’s Current Report on Form 8-K filed with the SEC on June 22, 2021).

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3.1	Second Amended and Restated Certificate of Incorporation of Northern Genesis Acquisition Corp. II

3.2	Bylaws of Embark Technology, Inc.

4.1	Specimen Warrant Certificate of Embark Technology, Inc. (incorporated by reference to Exhibit 4.5 to Amendment No. 4 to the Registration Statement on Form S-4 (File No. 333-257647), filed with the SEC on October 13, 2021).

4.2	Specimen Class A Common Stock Certificate of Embark Technology, Inc. (incorporated by reference to Exhibit 4.6 to Amendment No. 4 to the Registration Statement on Form S-4 (File No. 333-257647), filed with the SEC on October 13, 2021).

4.3	Warrant Agreement, dated as of January 12, 2021, by and among Northern Genesis Acquisition Corp. II and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 of NGA’s Current Report on Form 8-K (File No. 001-39881), filed with the SEC on January 19, 2021).

10.1	Sponsor Support Agreement, dated June 22, 2021, by and among Northern Genesis Sponsor II LLC, Northern Genesis Acquisition Corp. II, each officer and director of Northern Genesis Acquisition Corp. II and Embark Trucks Inc. (incorporated by reference to Annex B to the Registration Statement on Form S-4 (File No. 333-257647), filed with the SEC on July 2, 2021).

10.2	Company Holders Support Agreement, dated June 22, 2021, by and among Northern Genesis Acquisition Corp. II, Embark Trucks Inc. and certain stockholders of Embark Trucks Inc. (incorporated by reference to the Current Report on Form 8-K of Northern Genesis Acquisition Corp. II filed on June 23, 2021).

10.3	Form of Subscription Agreement, by and between the Registrant and the undersigned subscriber party thereto (incorporated by reference to the Current Report on Form 8-K of Northern Genesis Acquisition Corp. II filed on June 23, 2021).

10.4	Registration Rights Agreement, dated November 10, 2021, by and among Embark Technology, Inc., Northern Genesis Sponsor II LLC, and certain former stockholders of Embark Trucks Inc.

10.5‡	Form of Letter Agreement from Northern Genesis II LLC and Northern Genesis Acquisition Corp. II’s officers, directors and director nominees (incorporated by reference to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-251639) of Northern Genesis Acquisition Corp. II filed on January 4, 2021).

10.6‡	Investment Management Trust Agreement, dated January 12, 2021, between Northern Genesis Acquisition Corp. II and Continental Stock Transfer & Trust Company, as trustee (incorporated by reference to the Current Report on Form 8-K of Northern Genesis Acquisition Corp. II filed on January 19, 2021).

10.7	Administrative Services Agreement, dated January 12, 2021, between Northern Genesis Acquisition Corp. II and Northern Genesis Sponsor II LLC (incorporated by reference to the Current Report on Form 8-K of Northern Genesis Acquisition Corp. II filed on January 19, 2021).

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10.8	Private Placement Warrant Subscription Agreement, dated January 12, 2021, between Northern Genesis Acquisition Corp. II and Northern Genesis Sponsor II LLC (incorporated by reference to the Current Report on Form 8-K of Northern Genesis Acquisition Corp. II filed on January 19, 2021).

10.9	Form of Indemnification Agreement with Executive Officers and Directors of Northern Genesis Acquisition Corp. II dated January 12, 2021 (incorporated by reference to the Current Report on Form 8-K of Northern Genesis Acquisition Corp. II filed on January 19, 2021).

10.10	Amended and Restated Forward Purchase Agreement, dated April 21, 2021, between Northern Genesis Acquisition Corp. II and Northern Genesis Capital LLC (incorporated by reference to the Current Report on Form 8-K of Northern Genesis Acquisition Corp. II filed on April 27, 2021).

10.11	Form of Forward Purchase Agreement, dated as of April 21, 2021, between Northern Genesis Acquisition Corp. II and certain additional investors (incorporated by reference to the Current Report on Form 8-K of Northern Genesis Acquisition Corp. II filed on April 27, 2021).

10.12	Founder Shares Purchase Agreement, dated October 2, 2020, between Northern Genesis Acquisition Corp. II and Northern Genesis Sponsor II LLC (incorporated by reference to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-251639) of Northern Genesis Acquisition Corp. II filed on January 4, 2021).

10.13+	Form of Notice Stock Option Grant and Embark Trucks Inc. 2016 Stock Option Agreement (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-4 (File No. 333-257647), filed with the SEC on July 2, 2021).

10.14+	Form of Notice of Restricted Stock Unit Grant Award and Embark Trucks Inc. 2016 Stock Plan (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-4 (File No. 333-257647), filed with the SEC on July 2, 2021).

10.15+	Embark Trucks Inc. Amended and Restated 2016 Stock Plan (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-4 (File No. 333-257647), filed with the SEC on July 2, 2021).

10.16+	Form of Embark Technology, Inc. 2021 Incentive Award Plan (incorporated by reference to Annex E to Amendment No. 4 to the Registration Statement on Form S-4 (File No. 333-257647), filed with the SEC on October 13, 2021).

10.17+	Form of Embark Technology, Inc. 2021 Employee Stock Purchase Plan (incorporated by reference to Annex F to Amendment No. 4 to the Registration Statement on Form S-4 (File No. 333-257647), filed with the SEC on October 13, 2021).

10.18+	Offer Letter Agreement, dated as of May 9, 2018, by and between Embark Trucks Inc. and Alex Rodrigues (incorporated by reference to Exhibit 10.18 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333- 257647), filed with the SEC on July 2, 2021).

10.19+	Offer Letter Agreement, dated as of May 9, 2018, by and between Embark Trucks Inc. and Brandon Moak (incorporated by reference to Exhibit 10.19 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333- 257647), filed with the SEC on July 2, 2021).

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10.20+	Offer Letter Agreement, dated as of May 9, 2018, by and between Embark Trucks Inc. and Mike Reid (incorporated by reference to Exhibit 10.20 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333- 257647), filed with the SEC on July 2, 2021).

10.21	Proxy Voting Agreement, dated November 10, 2021.

16.1	Letter from Marcum LLP to the Securities and Exchange Commission.

99.1	Unaudited condensed financial statements of Embark Trucks Inc. for the nine months ended September 30, 2021 and 2020.

99.2	Unaudited pro forma condensed combined financial information of NGA and Embark Trucks, Inc. as of and for the nine months ended September 30, 2021.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Embark Trucks Inc. for the nine months ended September 30, 2021.

†	The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

‡	Certain confidential information contained in this Exhibit has been omitted because it is (i) not material and (ii) of the type that the registrant treats as private or confidential.

+	Indicates a management contract or compensatory plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMBARK TECHNOLOGY, INC.

By:	/s/ Richard Hawwa
Name:	Richard Hawwa
Title:	Chief Financial Officer

Date: November 17, 2021

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